UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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JAWS ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 23, 2021

JAWS ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39289	98-1524224
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Washington Avenue, Suite 800 Miami Beach, FL	33139
(Address of principal executive offices)	(Zip Code)

(203) 422-7718

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	JWS.U	New York Stock Exchange
Class A Ordinary Shares included as part of the units	JWS	New York Stock Exchange
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	JWS WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On April 12, 2021, the Securities and Exchange Commission (the “SEC”) released a public statement (the “Public Statement”) informing market participants that warrants issued by special purpose acquisition companies (“SPACs”) may require classification as a liability of the entity measured at fair value, with changes in fair value each period reported in earnings. Jaws Acquisition Corp. (“Jaws”) has previously classified its private placement warrants and public warrants (collectively, the “warrants”) as equity. For a full description of Jaws’ warrants, please refer to Jaws’ final prospectus filed in connection with its initial public offering (“IPO”) on May 18, 2020 (“Final Prospectus”).

On April 27, 2021, Management of Jaws and the Audit Committee of the Board of Directors of Jaws determined that Jaws’ previous audited balance sheet related to its IPO dated May 18, 2020, its quarterly unaudited financial statements for the periods ended June 30, 2020 and September 30, 2020 and its audited financial statements for the year ended December 31, 2020 (the “Affected Periods”) should no longer be relied upon due to changes required for alignment with the SEC’s Public Statement. The SEC’s Public Statement discussed “certain features of warrants issued in SPAC transactions” that “may be common across many entities.” The Public Statement indicated that when one or more of such features is included in a warrant, the warrant “should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings.” Following consideration of the guidance in the Public Statement, while the terms and quantum of the warrants as described in the Final Prospectus have not changed, Jaws concluded the warrants do not meet the conditions to be classified in equity and instead, the warrants meet the definition of a derivative under ASC 815, under which Jaws should record the warrants as liabilities on Jaws’ balance sheet. Jaws has discussed this approach with its independent registered public accounting firm, WithumSmith+Brown, PC, and intends to file an amendment to its Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 29, 2021 (the “Amended 10-K”) reflecting this reclassification of the warrants for the Affected Periods. Jaws is working diligently with an independent valuation expert to finalize the valuation of the warrants and file the Amended 10-K as soon as practicable. The adjustments to the financial statement items for the Affected Periods will be set forth through expanded disclosure in the financial statements included in the Amended 10-K, including further describing the restatement and its impact on previously reported amounts.

Item 8.01.	Other Events.

An extraordinary general meeting of Jaws’ shareholders is expected to be scheduled for shareholders’ consideration of Jaws’ initial business combination and the other proposals described in its amended proxy statement/prospectus relating to the Business Combination filed with the SEC on April 2, 2021. As noted above, the terms and quantum of the warrants and all other securities issued by Jaws have not changed and the restatement is not indicative of any change in management’s expectations regarding the business prospects for Jaws. The restatement is required for alignment with the SEC’s Public Statement and would be undertaken regardless of the completion of the business combination. For those and other reasons, Jaws does not believe the restatement should materially impact its shareholders’ consideration of the business combination proposal and other proposals to be considered and voted upon at the meeting.

Additional Information

On November 11, 2020, Jaws Acquisition Corp. (“Jaws”) entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement” and the transactions contemplated therein, the “Business Combination”), by and among Jaws, Jaws Merger Sub, LLC, Primary Care (ITC) Holdings, LLC and Primary Care (ITC) Intermediate Holdings, LLC (the “Company”).

In connection with the Business Combination, including the domestication of Jaws as a Delaware corporation, Jaws filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 containing a preliminary proxy statement and a preliminary prospectus of Jaws, and after the registration statement is declared effective, Jaws will mail a definitive proxy statement/prospectus about the Business Combination to its shareholders. This Current Report on Form 8-K does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination. Jaws’ shareholders and other interested persons are advised to read the preliminary proxy statement/prospectus and, when available, any amendments thereto, the definitive proxy statement/prospectus and other documents filed in connection with the Business Combination, as these materials will contain important information about Jaws, the Company and the Business Combination. When available, the definitive proxy statement/prospectus and other relevant materials for the Business Combination will be mailed to shareholders of Jaws as of the record date that was established for voting on the Business Combination. Shareholders are able to obtain copies of the preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: 1601 Washington Avenue, Suite 800, Miami Beach, FL 33139.

No Offer of Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to buy the securities of Jaws or the Company, nor shall there be any sale of any such securities in any state or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K may be considered forward-looking statements. Forward-looking statements generally relate to future events or Jaws’ or the Company’s future financial or operating performance. For example, projections of future growth, financial performance, and other metrics are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “expect,” “intend,” “will,” “estimate,” “anticipate,” “believe,” “predict,” “potential” or “continue,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Jaws and its management, and the Company and its management, as the case may be, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of negotiations and any subsequent definitive agreements with respect to the Business Combination; (2) the outcome of any legal proceedings that may be instituted against Jaws, the combined company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; (3) the inability to complete the Business Combination due to the failure to obtain approval of the shareholders of Jaws, to obtain financing to complete the Business Combination or to satisfy other conditions to closing; (4) changes to the proposed structure of the Business Combination that may be required or appropriate as a result of applicable laws or regulations or as a condition to obtaining regulatory approval of the Business Combination; (5) the ability to meet stock exchange listing standards following the consummation of the Business Combination; (6) the risk that the Business

Combination disrupts current plans and operations of the Company as a result of the announcement and consummation of the Business Combination; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that the Company or the combined company may be adversely affected by other economic, business, and/or competitive factors; (11) Jaws’ estimates of expenses and profitability; and (12) other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in Jaws’ amended proxy statement/prospectus relating to the Business Combination, dated April 2, 2021.

Nothing in this Current Report on Form 8-K should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Neither Jaws nor the Company undertakes any duty to update these forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 27, 2021	JAWS ACQUISITION CORP.

	By:	/s/ Joseph L. Dowling
	Name:	Joseph L. Dowling
	Title:	Chief Executive Officer

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